1 Investor Presentation April 2025

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2024, filed with the SEC on February 24, 2025, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI Estimated Run Rate, Total Cash NOI – Estimated Run Rate, Net Debt, Adjusted Net Debt, and Pro forma Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update

High Credit Quality & Resilient Net Lease Portfolio

- ✓ Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles
- ✓ Proven track record of full occupancy and rent collection; NTST's lone vacancy has received strong interest from multiple retailers at or above current rent
- ✓ Long weighted average lease term and de minimis intermediate-term lease expirations within the pharmacy and dollar store industries

71%
Investment Grade (IG) and Investment Grade Profile (IGP)[1]

88%
Necessity, Discount, and Service-Oriented Tenants

99.9%
Occupancy

100%
Rent Collection

9.7 Years
Weighted Average Lease Term (WALT)

45bps
Pharmacy & Dollar Store ABR Expiring Thru YE'28

Well Capitalized Balance Sheet

- ✓ Low leverage with no immediate-term debt maturities
- ✓ $184.5 million of unsettled forward equity
- ✓ Strong liquidity to provide ample runway for 2025 investments

4.7x
Adj. Net Debt[2] / Annualized Adj. EBITDAre

29%
Adj. Net Debt[2] / Undepreciated Gross Assets

$584 million
Total Liquidity[2]

2028
First Term Loan Maturity

Proven Ability to Source Attractive Investment Opportunities

- ✓ Strong investment pace since 2020 with a solid pipeline of investment opportunities at attractive cash yields
- ✓ $90.7 million of gross investments completed in 1Q'25

$104 million
Avg. Net Investments Per Quarter Since 3Q'20

7.0%
Wtd. Avg. Cash Yield Since 3Q'20

$46 million
YTD Net Investments

7.7%
YTD Cash Yield

Source: Company data and balance sheet as of March 31, 2025, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.
1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
2. Reflects 10,735,647 of unsettled forward equity shares at the March 31, 2025, weighted average net settlement price of $17.18 per share.

NETSTREIT
3

Portfolio Overview

High-Quality, Diversified Portfolio Consisting of 54.7% Investment Grade Tenants Across 45 States

Key Portfolio Stats

Investments[1]	695
States	45
Portfolio Square Feet (in millions)	12.8
Tenants	101
Retail Sectors	26
% Occupancy[2]	99.9%
% Investment Grade Tenants (by ABR)[3]	54.7%
WALT (Years)[4]	9.7
Lease Turnover Through 2027 (by ABR)	4.0%

National Footprint in Attractive Markets



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
NH
VT
ME
AK
HI
≥5% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



DOLLAR GENERAL
BBB
8.1%5
CVS Health
BBB
6.1%
THE HOME DEPOT
A
4.8%
DOLLAR TREE
BBB
4.7%5,6
Ahold Delhaize
BBB+
4.6%
HOBBY LOBBY
IG Profile
4.1%
Walgreens
BB
3.7%
TSC TRACTOR SUPPLY CO
Baa1
3.1%
Walmart+
AA
3.0%
Speedway
A
2.7%
Investment Grade
Sub-Investment Grade
Investment Grade Profile7

Source: Company data as of March 31, 2025, unless otherwise noted.

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Calculation excludes properties under development and one vacant property.
3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
4. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
5. Stats incorporate all completed activities as of April 28, 2025; all other portfolio stats are as of March 31, 2025.
6. Banners, as a percentage of ABR: Dollar Tree – 1.4%; Dollar Tree / Family Dollar Combo – 2.4%; Family Dollar – 0.9%.
7. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch, or NAIC.

NETSTREIT
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Dollar Stores1: Home Improvement: 10.4% Grocery: 15.1% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of March 31, 2025. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. 1. Stats incorporate all completed activities as of April 28, 2025; all other portfolio stats are as of March 31, 2025. Top Industries47.8% Necessity 18.2% Discount 12.3% Other Drug Stores & Pharmacies: 9.8% 3 12.8% 2 4 Convenience Stores: 9.3% 5 21.7% Service 87.7% ABR Necessity Discount Service 5

Select Tenant Lease Expirations Minimal Lease Rollover Risk with Select Tenants through 2030 6 Next Next WALT Tenant 2025 2026 2027 2028 2029 2030 4 Years 6 Years Years Walgreens - - - 0.18% - - 0.18% 0.18% 9.9 CVS - 0.10% - - 0.15% 0.06% 0.10% 0.31% 10.8 Dollar Tree - 0.07% - - 0.08% 0.09% 0.07% 0.24% 7.1 Family Dollar - - - - 0.16% - - 0.16% 8.2 Dollar General - - - 0.10% 0.11% 0.10% 0.10% 0.31% 14.9 Advance Auto Parts - - - - - 0.03% - 0.03% 9.4 Total - 0.17% - 0.28% 0.49% 0.29% 0.45% 1.23% 11.2 Five Tenants % ABR Expiring Next 2 Years 0.17% Next 4 Years 0.45% Next 6 Years 1.23% Low Near and Intermediate-Term Lease Rollover Risk with Select Tenants: Active asset management and strong tenant relationships have resulted in well-managed lease expirations with the below tenants Source: Company data as of March 31, 2025.

Consistent Investment Approach

Disciplined and Deliberate Portfolio Construction

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	87.7%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	70.7% (54.7% IG and 16.0% IGP)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10 million Avg. Asset Size	$3.5 million Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.7 Year[2] WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	15.1% Industry 44.8% Top 10 Tenants[3] 12.0% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data as of March 31, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures.

1. Portfolio statistics as a percentage of ABR.
2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
3. Stats incorporates all completed activities as of April 28, 2025, as if they occurred by March 31, 2025.

NETSTREIT 7

“Market-Taker Assets” 8 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

Stringent Three-Part Underwriting Process

Our Three-Pronged Approach Results in Superior Downside Protection

Level of Underwriting Emphasis

A — Tenant Credit Underwriting

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B — Real Estate Valuation

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C — Unit-Level Profitability

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT
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Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 54.7% 16.0% 29.3% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 10 Source: Company data as of March 31, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 70.7% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

11 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

12 Obtain Financial Info Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio✓ Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

13 Source: Company filings from August 2020 through March 31, 2025. NNN and FCPT are as of December 31, 2024. 1. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Volume ($ in millions) $2,301 $6,230 $2,894 $1,292 $4,848 Investment Grade % 62.4% 67.6% NA 54.8% NA Investment Grade Profile1% 15.5% NA NA NA NA IG + IG Profile % 77.9% NA NA NA NA WALT2 11.3 10.0 11.5 10.7 15.2 Weighted Average Cash Yield 7.0% 6.4%3 7.0% 6.7% 7.5% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

$115,321 $117,455 $119,128 $129,207 $115,795 $151,555 $195,079 $90,680 $0 $40,000 $80,000 $120,000 $160,000 $200,000 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 G ro s s I n v e s tm e n t A c ti v it y ($ 0 0 0 s ) 14 Investment Activity Summary Details Source: Company data as of March 31, 2025. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 Number of Investments 39 29 57 42 28 33 52 25 Average Investment $2,957 $4,050 $2,090 $3,076 $4,136 $4,593 $3,752 $3,627 Cash Cap Rates 6.8% 7.0% 7.2% 7.5% 7.5% 7.5% 7.4% 7.7% IG + IGP % 80.7% 97.2% 98.7% 84.8% 39.1% 52.4% 51.2% 65.9% Weighted Average Lease Term2 11.5 10.0 10.9 11.5 16.7 12.5 14.0 9.2

$4,060 $13,543 $15,995 $21,600 $12,707 $24,105 $59,337 $40,293 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 D is p o s it io n s A c ti v it y ($ 0 0 0 s ) 15 Disposition Activity Summary Details Source: Company data as of March 31, 2025. 1. Excludes vacant properties. Dispositions 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 Cash Cap Rates1 6.7% 6.9% 7.2% 6.8% 6.8% 7.3% 7.1% 7.3% Number of Investments 2 6 6 12 6 8 30 16 Weighted Average Lease Term 4.2 7.1 11.2 10.3 10.3 9.9 11.4 10.0

16 Source: Company data as of March 31, 2025. Since inception, the Company has disposed of 155 properties totaling $398 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Source: Company data as March 31, 2025, unless otherwise noted. 1. Reflects 10,735,647 of unsettled forward equity shares at the March 31, 2025, weighted average net settlement price of $17.18 per share. 2. Principal balance of revolver as of March 31, 2025. Conservative Balance Sheet with Improved Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position Abundant Liquidity to Support Growth: $584.0 million in total liquidity1 Well-Staggered Debt Maturity Profile: Increased weighted average debt maturity to 4.1 years; no term loan maturities expected until 2028 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: Adjusted Net Debt1 / Annualized Adjusted EBITDAre of 4.7x 17 Debt Maturity Schedule $200 $250 $350 $500 $8 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 In M ill io n s Term Loan RCF Capacity Mortgage note $1152

97% 22% 78% 26% 35% 56%18% 15% 6% 48% 3% 40% 10% 5% FCPT NTST EPRT ADC O NNN Service Discount Necessity $4.0 $3.9 $3.5 $3.1 $3.0$2.7 3.2% 10.3% 17.4% 20.8% 23.9% 26.5% EPRT NTST ADC NNN O FCPT 55% 68% 56% 26% 14% 0% ADC FCPT NTST O NNN EPRT Source: Public filings as of March 31, 2025. FCPT, NNN, and O are as of December 31, 2024. 1. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2028 Average Investment Size per Property Investment Grade % Portfolio Composition1 Weighted-Average Lease Term 18 14.0 9.7 8.0 9.9 9.3 7.3

Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of April 25, 2025. Capitalization data as of December 31, 2024, except for ADC, EPRT, GTY, and NTST capitalization data as of March 31, 2025. 1. 2025E AFFO per share growth CAGR is calculated using 2021A and 2024A AFFO per share. 2. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo 2023A AFFO not available. 3. 2025E AFFO per share growth is calculated using FactSet mean 2025E AFFO per share estimates and 2024A AFFO per share. 4. Net Debt plus Preferred is adjusted for forward equity. 5. 2025E AFFO per share multiple calculated using current price per share and FactSet mean 2025E AFFO per share estimates. Net Debt + Pref. / EBITDA4 Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Stable 19 AFFO per Share Growth CAGR1 (2021-2024) 2025E AFFO per Share Growth3 2025E AFFO per Share Multiple5 17.7x 16.8x 15.6x 13.3x 12.5x 12.1x 12.0x 11.4x 10.8x 3.4x 3.7x 4.3x 4.7x 4.9x 4.9x 5.4x 5.5x 5.5x 8.3% 3.4% 3.4% 2.8% 2.7% 2.6% 2.1% 1.8% 1.7% 10.3% 9.1% 5.9% 5.7% 5.3% 3.5% 3.1% 3.0% NA 2

Implied Cap Rate G&A Adjusted Implied Cap Rate3 2025E AFFO Multiple 5.5% 5.2% 17.7x 5.9% 5.3% 15.6x 6.3% 5.9% 16.8x 6.8% 6.6% 13.3x 6.9% 6.6% 12.0x 7.7% 6.7% 12.1x Average 6.5% 6.0% 14.6x Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis 20 Peer Benchmarking1 (unaudited, in millions) Three Months Ended, March 31, 2025 NOI - Property $38.2 Straight-line Rental Adjustments (1.0) Amortization of Lease-Related Intangibles (0.1) Cash NOI - Property 37.2 Intraquarter Net Investment Activity 1.1 Normalized Cash NOI - Property 38.3 Annualized Normalized Cash NOI - Property $153.2 Applied Cap Rate 7.50% 7.25% 7.00% 6.75% 6.50% Implied Real Estate Value $2,043 $2,113 $2,189 $2,270 $2,357 Mortgage Loan Receivable 145.1 Property Under Development 3.1 Other Tangible Assets 60.3 Net Debt1 (724.0) Other Tangible Liabilities (32.5) Implied Equity Value $1,495 $1,565 $1,641 $1,722 $1,809 Fully Diluted Shares Outstanding 82.1 Unsettled Forward Shares2 10.7 Implied Equity Value per Share $16.10 $16.86 $17.67 $18.54 $19.48 Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of March 31, 2025. Market data as of April 25, 2025; closing price per share of $15.62. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Capitalization data as of March 31, 2025, except for NNN, O, and FCPT capitalization data as of December 31, 2024. 2. Assumes 10.7 million of unsettled forward equity shares were settled for cash on March 31, 2025, at a weighted average net settlement price of $17.18 per share. 3. (NOI – TTM G&A) / Implied Real Estate Value.

21 Case Studies

Close Date: March 2023 Loan Amount: $46.1 million Interest Rate: 9.3% Location: Multiple – Southeast Term at Close: 3 years Parent Credit Rating: A / Baa2 22 • Loan provided the borrower funding to acquire a 49 property Speedway portfolio • Loan-to-value of ~60%, with first lien senior secured priority with no capital ahead of NETSTREIT’s loan • Yield maintenance provides protection from refinancing • Valuation excludes pending uncapped CPI rent escalations Investment Stats: Investment Highlights Case Study: Loan Strategy

23 • Acquisition of one Walmart Supercenter and one Sam’s Club by partnering and concurrently closing with a shopping center acquirer who purchased the remainder of the center • Significantly higher cap rate achieved through creative structuring • Strong retail corridor in Tupelo, MS INVESTMENT STATS:INVETMENT STATS: Close Date: July 2020 Purchase Price: $17.0 million Cash Cap Rate: 6.6% Location: Tupelo, MS Term at Close: 12 years Credit Rating: AA / Aa2 Investment Stats: Investment Highlights Case Study: Breakup Strategy

24 • NTST negotiated a new 10-year lease with only a 7.4% rent reduction to increase lease term by six years • Cash cap rate of 6.9% compares favorably to other 10-year Tractor Supply transactions in the market at the time • Exceptional real estate that tenant is committed to long term INVESTMENT STATS: Close Date: March 2021 Purchase Price: $6.2 million Post-B&E Cash Cap Rate: 6.9% Location: Olympia, WA Term at Close of B&E: 10.5 Years Credit Rating: BBB / Baa1 Investment Stats: Investment Highlights Case Study: Blend & Extend

25 Corporate Responsibility

26 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 4 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

Social Responsibility

Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture.

Workforce Diversity


39%
Women


22%
Ethnically
Diverse

Benefits

401K Plan
100% company match of up to a 6% contribution

Leave
Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave

Insurance
Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents

Paid Time Off
A minimum of twenty-three PTO days

Continuing Education
Reimbursement for certifications, tuition, courses, and seminars for continuing professional education

Paid Holidays
Fourteen days of paid holidays

Employee Assistance
24/7 toll-free hotline to access confidential counseling on various physical and mental health needs

Source: Company data.

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27

28 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of March 31, 2025. 1. The sustainability-linked loan feature is for the $250 million senior unsecured term loan, which matures in January 2029. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen. ✓ 19 of our top 20 tenants have corporate sustainability initiatives in place ✓ 66% of ABR represents top tenants with ESG initiatives ✓ We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines ✓ We received Silver Level recognition from Green Lease Leaders for our efforts ✓ We incorporated sustainability-linked loan feature to our unsecured term loan1 ✓ We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters ✓ We participated annually in GRESB Public Disclosure ✓ Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency ✓ Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices Science Based Target initiatives (“SBTi”) GRESB Public Disclosure

29 Financial Information and Non-GAAP Reconciliations

Three Months Ended March 31, 2025 2024 REVENUES Rental revenue (including reimbursable) $ 42,590 $ 35,189 Interest income on loans receivable 3,075 2,484 Other revenue 245 — Total revenues 45,910 37,673 OPERATING EXPENSES Property 4,803 4,102 General and administrative 5,169 5,707 Depreciation and amortization 20,923 17,541 Provisions for impairment 3,616 3,662 Transaction costs 47 129 Total operating expenses 34,558 31,141 OTHER INCOME (EXPENSE) Interest expense, net (11,460) (6,180) Gain on sales of real estate, net 2,075 997 Loss on debt extinguishment (46) — Other expense, net (205) (280) Total other expense, net (9,636) (5,463) Net income before income taxes 1,716 1,069 Income tax expense (16) (17) Net income 1,700 1,052 Net income attributable to noncontrolling interests 9 7 Net income attributable to common stockholders $ 1,691 $ 1,045 Amounts available to common stockholders per common share: Basic $ 0.02 $ 0.01 Diluted $ 0.02 $ 0.01 Weighted average common shares: Basic 81,644,492 73,248,804 Diluted 82,132,524 74,565,790 30 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Three Months Ended March 31, 2025 2024 GAAP Reconciliation: Net income $ 1,700 $ 1,052 Depreciation and amortization of real estate 20,850 17,462 Provisions for impairment 3,616 3,662 Gain on sales of real estate, net (2,075) (997) Funds from Operations (FFO) $ 24,091 $ 21,179 Adjustments: Non-recurring executive transition costs, severance and related charges 76 857 Loss on debt extinguishment and other related costs 403 — Other non-recurring loss, net — 414 Core Funds from Operations (Core FFO) $ 24,570 $ 22,450 Adjustments: Straight-line rent adjustments (954) (542) Amortization of deferred financing costs 664 558 Amortization of above/below-market assumed debt 29 29 Amortization of loan origination costs and discounts (77) 39 Amortization of lease-related intangibles (70) (95) Earned development interest 43 332 Capitalized interest expense (50) (353) Non-cash interest expense (income) 705 (979) Non-cash compensation expense 1,388 1,424 Adjusted Funds from Operations (AFFO) $ 26,248 $ 22,863 FFO per common share, diluted $ 0.29 $ 0.28 Core FFO per common share, diluted $ 0.30 $ 0.30 AFFO per common share, diluted $ 0.32 $ 0.31 Dividends per share $ 0.210 $ 0.205 Dividends per share as a percent of AFFO 66% 66% Weighted average common shares outstanding, basic 81,644,492 73,248,804 Operating partnership units outstanding 424,956 478,524 Unvested restricted stock units 63,076 168,556 Unsettled shares under open forward equity contracts — 669,906 Weighted average common shares outstanding, diluted 82,132,524 74,565,790 31 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data)

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
GAAP Reconciliation:		
Net income	$ 1,700	$ 1,052
Depreciation and amortization of real estate	20,850	17,462
Amortization of lease-related intangibles	(70)	(95)
Non-real estate depreciation and amortization	73	79
Interest expense, net	11,460	6,180
Income tax expense	16	17
Amortization of loan origination costs and discounts	(77)	39
EBITDA	33,952	24,734
Adjustments:		
Provisions for impairments	3,616	3,662
Gain on sales of real estate, net	(2,075)	(997)
EBITDAre	35,493	27,399
Adjustments:		
Straight-line rent adjustments	(954)	(542)
Loss on debt extinguishment and other related costs	403	—
Non-recurring executive transition costs, severance and related charges	76	857
Other non-recurring loss, net	—	414
Other non-recurring expenses, net	364	158
Transaction costs	47	129
Non-cash compensation expense	1,388	1,424
Adjustment for construction in process (1)	146	497
Adjustment for intraquarter investment activities (2)	1,162	1,469
Adjusted EBITDAre	$ 38,125	$ 31,805
Annualized Adjusted EBITDAre (3)	$ 152,500	

Net Debt	As of March 31, 2025
Principal amount of total debt	$ 922,664
Less: Cash, cash equivalents and restricted cash	(14,205)
Net Debt	$ 908,459
Less: Net value of unsettled forward equity (4)	(184,481)
Adjusted Net Debt	$ 723,978

Leverage	
Net Debt / Annualized Adjusted EBITDAre	6.0 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.7 x

1. Adjustment reflects the estimated cash yield on developments in process as of March 31, 2025.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended March 31, 2025, had occurred on January 1, 2025.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 10,735,647 of unsettled forward equity shares at the March 31, 2025, available net settlement price of $17.18 per share.

NETSTREIT

32

1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended March 31, 2025, had occurred on January 1, 2025. 2. Adjustment assumes all loan activity completed during the three months ended March 31, 2025, had occurred on January 1, 2025. Three Months Ended March 31, 2025 2024 GAAP Reconciliation: Net income $ 1,700 $ 1,052 General and administrative 5,169 5,707 Depreciation and amortization 20,923 17,541 Provisions for impairment 3,616 3,662 Transaction costs 47 129 Interest expense, net 11,460 6,180 Gain on sales of real estate, net (2,075) (997) Income tax expense 16 17 Amortization of loan origination costs and discounts (77) 39 Loss on debt extinguishment 46 — Interest income on mortgage loans receivable (3,075) (2,484) Other expense, net 495 280 Property-Level NOI 38,245 31,126 Straight-line rent adjustments (954) (542) Amortization of lease-related intangibles (70) (95) Property-Level Cash NOI $ 37,221 $ 30,489 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 1,078 Property-Level Cash NOI Estimated Run Rate $ 38,299 Interest income on mortgage loans receivable 3,075 Adjustments for intraquarter mortgage loan activity (2) 84 Total Cash NOI - Estimated Run Rate $ 41,458 Property Operating Expense Coverage Property operating expense reimbursement $ 4,183 $ 3,649 Property operating expenses (4,803) (4,102) Property operating expenses, net $ (620) $ (453) 33 Net Operating Income (unaudited, dollars in thousands)

March 31, 2025 December 31, 2024 Assets Real estate, at cost: Land $ 573,897 $ 571,272 Buildings and improvements 1,403,254 1,400,393 Total real estate, at cost 1,977,151 1,971,665 Less accumulated depreciation (153,089) (143,422) Property under development 3,109 6,118 Real estate held for investment, net 1,827,171 1,834,361 Assets held for sale 79,838 48,637 Mortgage loans receivable, net 145,142 139,409 Cash, cash equivalents, and restricted cash 14,205 14,320 Lease intangible assets, net 158,584 164,392 Other assets, net 60,338 58,227 Total assets $ 2,285,278 $ 2,259,346 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 795,534 $ 622,608 Revolving credit facility 114,500 239,000 Mortgage note payable, net 7,842 7,853 Lease intangible liabilities, net 19,471 20,177 Liabilities related to assets held for sale 1,924 1,912 Accounts payable, accrued expenses, and other liabilities 32,482 29,664 Total liabilities $ 971,753 $ 921,214 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 81,698,909 and 81,602,232 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively $ 817 $ 816 Additional paid-in capital 1,508,809 1,507,995 Distributions in excess of retained earnings (203,524) (188,046) Accumulated other comprehensive income 393 10,206 Total stockholders’ equity 1,306,495 1,330,971 Noncontrolling interests 7,030 7,161 Total equity 1,313,525 1,338,132 Total liabilities and equity $ 2,285,278 $ 2,259,346 34 Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data)

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of March 31, 2025. Facility fees are charged at an annual rate of 0.15% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. As of March 31, 2025 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 114,500 —% 5.45% $ 385,350 4.8 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 2.9 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 3.8 Unsecured term loan A(4) January 15, 2030 175,000 2.40% 3.65% — 4.8 Unsecured term loan B(5) January 15, 2030 175,000 3.87% 5.12% — 4.8 Mortgage note(6) November 1, 2027 8,164 —% 4.53% — 2.6 Total / Weighted Average $ 922,664 3.20% 4.57% $ 385,350 4.1 35 Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) Floating, 12% Fixed, 88% Fixed vs. Floating Debt $200 $250 $350 $500 $8 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Term Loan RCF Capacity Mortgage note $115

1. Reflects 10,735,647 of unsettled shares under forward sale agreements at the March 31, 2025, weighted average net settlement price of $17.18 per share. 2. Value is based on the March 31, 2025, closing share price of $15.85 per share. 36 Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands) Net Debt March 31, 2025 Principal amount of total debt $ 922,664 Less: Cash, cash equivalents and restricted cash (14,205) Net Debt $ 908,459 Less: Net value of unsettled forward equity(1) (184,481) Adjusted Net Debt $ 723,978 Net Debt / Annualized Adjusted EBITDAre 6.0x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.7x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 34.2 % Fixed charge coverage ratio ≥ 1.50x 3.9x Maximum secured indebtedness ≤ 40.0% 0.3 % Maximum recourse indebtedness ≤ 10.0% — % Unencumbered leverage ratio ≤ 60.0% 36.3 % Unencumbered interest coverage ratio ≥ 1.75x 3.9x Liquidity As of March 31, 2025 Unused unsecured revolver capacity $ 385,350 Cash, cash equivalents and restricted cash 14,205 Net value of unsettled forward equity(1) 184,481 Total Liquidity $ 584,036 Equity Ending Shares/ Units as of March 31, 2025 Equity Market Capitalization % of Total Common shares(2) 81,698,909 $ 1,294,928 99.5 % OP units(2) 424,956 6,736 0.5 % Total 82,123,865 $ 1,301,663 100.0 % Enterprise Value As of March 31, 2025 % of Total Principal amount of total debt $ 922,664 41.5 % Equity market capitalization(2) 1,301,663 58.5 % Total enterprise value $ 2,224,327 100.0%

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. 37 Non-GAAP Measures and Definitions

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. 38 Non-GAAP Measures and Definitions (cont’d)

39 Non-GAAP Measures and Definitions (cont’d) Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property- Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of March 31, 2025. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us.

Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable. 40 Non-GAAP Measures and Definitions (cont’d)